EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Golden Opportunities Corporation, for the period ending July 31 , 2011, I, Michael Zahorik, Chief Executive Officer and Chief Financial Officer of Golden Opportunities Corporation hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report on Form 10-Q for the period ending July 31, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the period ended July 31, 2011, fairly represents in all material respects, the financial condition and results of operations of Golden Opportunities Corporation.

Date: October 31, 2011

/s/ Michael Zahorik
Michael Zahorik
Chief Executive Officer
Chief Financial Officer